UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 19, 2008

CHARYS HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

0-18292 (Commission File Number)	54-2152284 (IRS Employer Identification No.)

1117 Perimeter Center West, Suite N415 Atlanta, Georgia (principal executive offices)	30338 (Zip Code)

(678) 443-2300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02	Results of Operations and Financial Condition.

On February 20, 2008, the registrant filed a Current Report on Form 8-K with respect to the commencement of cases (the “Chapter 11 Cases”) by the registrant and one of its subsidiaries, Crochet & Borel Services, Inc. under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  The Chapter 11 Cases were commenced in the Bankruptcy Court on February 14, 2008, under Case Nos. 08-10289 and 08-10290.

In connection with the Chapter 11 Cases, the registrant and its wholly-owned subsidiary, Crochet & Borel Services, Inc., filed with the Bankruptcy Court the following:

•	Corporate Monthly Operating Report of Charys Holding Company, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10289.

•	Schedule of Cash Receipts and Disbursements of Charys Holding Company, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10289.

•	Bank Reconciliations of Charys Holding Company, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10289.

•	BB&T Disbursement Account Statement of Charys Holding Company, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10289.

•	Statement of Operations of Charys Holding Company, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10289.

•	Balance Sheet of Charys Holding Company, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10289.

•	Status of Post-Petition Taxes of Charys Holding Company, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10289.

•	A/P Aging Summary of Charys Holding Company, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10289.

•	Accounts Receivable Reconciliation and Aging of Charys Holding Company, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10289.

•	Payments to Insiders and Professionals by Charys Holding Company, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10289.

•	Debtor Questionnaire of Charys Holding Company, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10289.

•	Corporate Monthly Operating Report of Crochet & Borel Services, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10290.

•	Schedule of Cash Receipts and Disbursements of Crochet & Borel Services, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10290.

•	Bank Reconciliations of Crochet & Borel Services, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10290.

•	Texas State Bank Account Statement of Crochet & Borel Services, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10290.

•	Statement of Operations of Crochet & Borel Services, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10290.

•	Balance Sheet of Crochet & Borel Services, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10290.

•	Status of Post-Petition Taxes of Crochet & Borel Services, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10290.

•	Accounts Receivable Reconciliation and Aging of Crochet & Borel Services, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10290.

•	Payments to Insiders and Professionals by Crochet & Borel Services, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10290.

•	Debtor Questionnaire of Crochet & Borel Services, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10290.

Copies of the above-described filings are attached hereto as exhibits to this Current Report.

Item 7.01	Regulation FD Disclosure.

See Item 2.02, above.

Item 8.01	Other Events.

See Item 2.02, above.

Intentionally Left Blank

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibit
10.1	Corporate Monthly Operating Report of Charys Holding Company, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10289.
10.2	Schedule of Cash Receipts and Disbursements of Charys Holding Company, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10289.
10.3	Bank Reconciliations of Charys Holding Company, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10289.
10.4	BB&T Disbursement Account Statement of Charys Holding Company, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10289.
10.5	Statement of Operations of Charys Holding Company, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10289.
10.6	Balance Sheet of Charys Holding Company, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10289.
10.7	Status of Post-Petition Taxes of Charys Holding Company, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10289.
10.8	A/P Aging Summary of Charys Holding Company, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10289.
10.9	Accounts Receivable Reconciliation and Aging of Charys Holding Company, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10289.
10.10	Payments to Insiders and Professionals by Charys Holding Company, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10289.
10.11	Debtor Questionnaire of Charys Holding Company, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10289.
10.12	Corporate Monthly Operating Report of Crochet & Borel Services, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10290.
10.13	Schedule of Cash Receipts and Disbursements of Crochet & Borel Services, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10290.
10.14	Bank Reconciliations of Crochet & Borel Services, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10290.
10.15	Texas State Bank Account Statement of Crochet & Borel Services, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10290.
10.16	Statement of Operations of Crochet & Borel Services, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10290.
10.17	Balance Sheet of Crochet & Borel Services, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10290.
10.18	Status of Post-Petition Taxes of Crochet & Borel Services, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10290.
10.19	Accounts Receivable Reconciliation and Aging of Crochet & Borel Services, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10290.
10.20	Payments to Insiders and Professionals by Crochet & Borel Services, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10290.
10.21	Debtor Questionnaire of Crochet & Borel Services, Inc. filed with the United States Bankruptcy Court, District of Delaware, on August 19, 2008, Case No. 08-10290.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2008	CHARYS HOLDING COMPANY, INC.

	By	/s/ Michael Oyster
Michael Oyster, Chief Executive Officer